UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report:
                                  March 9, 2007
                        (Date of earliest event reported)

                           THOMAS & BETTS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    Tennessee
                 (State or Other Jurisdiction of Incorporation)


        1- 4682                                             22-1326940
(Commission File Number)                       (IRS Employer Identification No.)


                               8155 T&B Boulevard
                            Memphis, Tennessee 38125
               (Address of Principal Executive Offices)(Zip Code)

                                 (901) 252-8000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Thomas & Betts Corporation, by a press release furnished as Exhibit 99.1 to this report, and incorporated herein by reference, announced that on March 9, 2007, the company's board of directors approved a share repurchase plan.


Item 9.01 Financial Statements and Exhibits

99.1 Press Release dated March 13, 2007

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Thomas & Betts Corporation
                                               (Registrant)


                                               By: /s/ W. David Smith, Jr.
                                                   -----------------------
                                                   W. David Smith, Jr.
                                                   Assistant General Counsel and
                                                   Assistant Secretary


Date: March 13, 2007

                                  Exhibit Index


Exhibit                     Description of Exhibits
-------                     -----------------------

99.1                        Press Release of the Registrant dated March 13, 2007